Exhibit 99.1

MORGANS HOTEL GROUP FILES INVESTOR PRESENTATION

Highlights Value Created for Stockholders, Commitment to Maximize Future Value and Risks

Associated with Kerrisdale’s Unqualified Slate and Single Issue Agenda

Kerrisdale’s Retention of Sydell Group, a Direct Competitor and Yucaipa Affiliated Entity, is

Not Beneficial to Stockholders and Likely Dangerous

Board Also Voted to Redeem Stockholder Rights Plan

Urges Stockholders to Vote WHITE Proxy Card Today

New York, April 23, 2014 – Morgans Hotel Group Co. (NASDAQ: MHGC) (“Morgans” or the “Company”), the New York-based hospitality management company, announced that it has filed with the U.S. Securities and Exchange Commission an investor presentation that it will be using with stockholders in advance of its Annual Meeting to be held on May 14, 2014. On April 22, 2014, the Board of Directors also voted to redeem the Company’s Stockholder Protection Rights Plan.

The presentation discusses in detail the significant progress Morgans’ Board has overseen in only ten months since stockholders overwhelmingly voted for change to the Company’s leadership. The presentation also outlines why the slate put forth by Kerrisdale Capital Management introduces unnecessary and substantial risk to the Company’s future by disrupting key value creating initiatives currently underway.

Among other things, the presentation highlights the numerous ways in which Morgans’ Board has delivered on its promises, including restructuring the Company’s highly leveraged legacy balance sheet, reducing a bloated cost structure, properly executing on the Company’s asset-light, brand focused strategy, and improving accountability at the board level all while focusing on the details of running the Company.

Jason T. Kalisman, Morgans’ Chairman of the Board, said, “As a result of the current Board’s efforts, Morgans Hotel Group is in a much stronger and more stable position than it was a year ago, both financially and operationally. Kerrisdale’s single issue agenda, which is based solely on selling the Company seemingly at any price, runs the enormous risk of permanently impairing stockholder value. Kerrisdale’s most recent patchwork solution, upon realizing the severe limitations of their slate, was to retain a direct competitor and entity affiliated with the Yucaipa Companies. This decision is a glaring indication of Kerrisdale’s lack of interest in representing all stockholders as they have knowingly, or unwittingly, advocated for a group that has no interest in maximizing value for all stockholders.”

Kalisman added, “As fiduciaries, the current Board is constantly exploring opportunities to do what is right in the short and longer-term for stockholders, but only at the right time and the right price. The improvements the Board is making, including the recent decision to redeem the Rights Plan, will allow Morgans to consider and pursue a broad range of business opportunities and strategic alternatives from a position of strength and flexibility. We urge all stockholders to vote the WHITE proxy card today.”

The full presentation is available at http://www.ProtectValueatMorgans.com.

About Morgans Hotel Group

Morgans Hotel Group Co. (NASDAQ: MHGC) is widely credited as the creator of the first “boutique” hotel and a continuing leader of the hotel industry’s boutique sector. Morgans Hotel Group operates Delano in South Beach, Mondrian in Los Angeles, New York and South Beach, Hudson in New York, Morgans and Royalton in New York, Clift in San Francisco, Shore Club in South Beach and Sanderson and St Martins Lane in London. Morgans Hotel Group has ownership interests or owns several of these hotels. Morgans Hotel Group has other hotels in various stages of development to be operated under management or franchise agreements. These include Delano properties in Las Vegas, Nevada and Moscow, Russia; Mondrian properties in Baha Mar in Nassau, The Bahamas, London, England, and Doha, Qatar; and a Morgans Original in Istanbul, Turkey. Morgans Hotel Group also owns a 90% controlling interest in The Light Group, a leading lifestyle food and beverage company. For more information please visit www.morganshotelgroup.com.

Forward-Looking and Cautionary Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential, “ “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict, “ “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of our joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses; the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to maintain its properties at the quality of the Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s; and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2014, and other documents filed by the Company with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

IMPORTANT ADDITIONAL INFORMATION

On April 16, 2014, the Company filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2014 Annual Meeting of Stockholders. Stockholders are strongly advised to read the Company’s 2014 proxy statement because it contains important information. Stockholders may obtain a free copy of the 2014 proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.morganshotelgroup.com.

Contacts:

Investors:

Rich Szymanski

Morgans Hotel Group

T. 212.277.4188

E. richard.szymanski@mhgc.com

Or

Bruce Goldfarb/ Chuck Garske/ Lisa Patel

Okapi Partners

T. 212.297.0720

E. info@okapipartners.com

Media:

Dan Gagnier/Nathaniel Garnick

Sard Verbinnen & Co

T. 212.687.8080